UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 25, 2022

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2022, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2022. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 20, 2022, the board of directors (the “Board”) of the registrant appointed Kort Schnabel, 45, as Co-President. Mr. Schnabel was a founding member of the U.S. direct lending strategy of Ares Management Corporation (“Ares Management”) in 2004 and has been an Ares Management employee since 2001. Mr. Schnabel currently serves as a Partner and Co-Head for Ares U.S. direct lending strategy. As part of this role, he is a member of the Investment Committee of the registrant’s investment adviser, Ares Capital Management LLC (the “Investment Adviser”) and leads Ares Management’s direct lending team. Ares Management is a parent entity of the Investment Adviser. Concurrently, Michael L. Smith stepped down as Co-President. Mitchell Goldstein will continue in his role as Co-President of the registrant alongside Mr. Schnabel.

As an executive officer, Mr. Schnabel will not receive any compensation from the registrant.

On October 20, 2022, the Board increased the size of the Board from ten to 11 members and appointed Michael L. Smith as an interested Class III director to fill the vacancy created by such increase.

The initial term of Mr. Smith, a Class III director, will expire at the 2025 annual meeting of stockholders of the registrant. As an interested director, Mr. Smith will not receive any compensation from the registrant.

Mr. Smith, 51, is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committee of the Investment Adviser, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee and the Infrastructure and Power Group Funds Investment Committee. Mr. Smith previously served as Co-President of the registrant from July 2014 to October 2022 and Executive Vice President of the registrant from May 2013 to July 2014. Prior to joining Ares in 2004, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Mr. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith serves on the Board of Directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Mr. Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University’s Kellogg Graduate School of Management. The registrant believes that Mr. Smith’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Mr. Smith is an interested director because he is a Partner and Co-Head of Ares Credit Group, a member of the Ares Executive Management Committee and serves on the Investment Committee of the registrant’s Investment Adviser.

Item 7.01  Regulation FD Disclosure.

On October 25, 2022, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a fourth quarter 2022 dividend of $0.48 per share, payable on December 29, 2022 to stockholders of record as of December 15, 2022. The registrant previously declared on February 9, 2022 an additional dividend of $0.03 per share payable on December 29, 2022 to stockholders of record as of December 15, 2022. Payment of the additional December 29, 2022 dividend is subject to the satisfaction of certain Maryland law requirements.

On October 25, 2022, the registrant issued a press release announcing the appointment of Mr. Schnabel as Co-President and Mr. Smith as a Director. The text of the press release is attached as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description

99.1	Press Release, dated October 25, 2022
99.2	Press Release, dated October 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: October 25, 2022

	By:	/s/ PENNI F. ROLL
	Name:	Penni F. Roll
	Title:	Chief Financial Officer